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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2005

                               ERF WIRELESS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


        000-27467                                                76-0196431
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)

        2911 South Shore Boulevard., Suite 100, League City, Texas 77573
          (Address of principal executive offices, including zip code)

                                 (281) 538-2101
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective September 13, 2005, ERF Wireless Inc. (the "Company") closed a financing arrangement with Global Capital Funding, L.P. ("Global"), GCA Strategic Investment Fund Limited ("GCASIF"), HIPL Family Trust ("HIPL"), and DP Securities Inc. ("DPS") ("Global", "GCASIF", HIPL", and "DPS", collectively, the "Investors") in which it issued to: (i) Global a convertible secured note in the principal amount of $1,285,000 ("Global Note") and a common stock purchase warrant (the "Global Warrant") to purchase 300,000 share of Company common stock; (ii) GCASIF a convertible secured note in the principal amount of $50,000 (the "GCASIF Note") and a common stock purchase warrant (the "GCASIF Warrant") to purchase up to 13,953 shares of the Company common stock; (iii) HIPL a convertible secured note in the principal amount of $75,000 (the "HIPL Note") and a common stock purchase warrant (the "HIPL Warrant") to purchase up to 20,930 shares of the Company common stock; and (iv) DPS a convertible secured note in the principal amount of $90,000 (the "DPS Note") and a common stock purchase warrant (the "DPS Warrant") to purchase up to 55,116 shares of the Company common stock. The Global Note, GCASIF Note, HIPL Note and DPS Note, collectively, "Investor Notes" and the Global Warrant, GCASIF Warrant, HIPL Warrant and DPS Warrant, collectively, "Investor Warrants".

         The Investor Notes are secured by certain Company assets. The Investor Notes are convertible into shares of the Company common stock at a conversion price equal to the lesser of (i) $3.50 or (ii) 85% of the average of the three lowest VWAPs, as reported by Bloomberg, during the ten trading days immediately preceding the date of the related notice of conversion; provided further, however, that, until six months following the effective date of the registration statement (as discussed below) in no event will the conversion price be lower than the lesser of (y) $1.50 or (z) 50% of the VWAP, as reported by Bloomberg, on the effective date of the registration statement. Upon expiration of such six-month period or upon occurrence of an event of default which is not cured, the foregoing floor calculation shall no longer be effective. The Company has agreed to register the resale of the shares of the Company common stock underlying the Investor Notes and the shares issuable upon exercise of the Investor Warrants. The Investor Notes will accrue interest at a rate per annum equal to six percent. The Company has the ability to prepay any amounts owed under these Investors Notes for a price equal to the greater of: (i) the outstanding principal amount of the Investor Note, plus all accrued but unpaid interest, including default interest, if any; and (ii) (x) the number of common stock into which the Investor Note, including all accrued but unpaid interest and default interest, if any, is then convertible, times (y) the average VWAP of the common stock for the five trading days immediately prior to the date that the Investor Note is called for prepayment.

         The Investor Warrants are exercisable by the Investors for five years at $3.57 per share of Company common stock.

         The Company has agreed to file a registration statement with the Securities and Exchange Commission within a definitive period of time not to exceed 90 days from execution of their financing documents in order to register the resale of the shares of common stock underlying the Investor Notes and the shares issuable upon exercise of the Investor Warrants. If the Company fails to meet this deadline, if the registration statement is not declared effective prior to 135 days from execution of such financing documents, if the registration statement ceases to remain effective, or certain other events occur, the Company has agreed to pay the Investors liquidated damages of 2% of the principal amount of the Investor Notes per month.

         This summary description of the financing arrangements with the Investors does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and the other documents and instruments that are filed as exhibits to this current report.


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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         As more fully described above, the Company entered into financing arrangements with Global, GCASIF, HIPL, and DPS for up to $1.5 million. Each of the Investors was issued an Investors Note which is convertible, upon certain terms, by the Company and the Investor.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         As more fully described above, the Company issued (i) convertible notes for up to $1.5 million, the principal amount of which is presently convertible into up to 428,571 shares of Company common stock, subject to adjustment depending on the conversion price, and (ii) warrants to purchase a total of 389,999 shares of Company common stock. The Company issued the Investor Notes and Investor Warrants pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended, by Section 4(2).


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired. Inapplicable.

         (b)      Pro Forma Financial Information. Inapplicable.

         (c)      Exhibits

         Exhibit Number             Exhibit Description
         --------------             -------------------

         10.01 Form of Common Stock Purchase Warrant Agreement, by and between ERF Wireless, Inc. and Investor.
         10.02 Form of Convertible Term Note, by and between the ERF Wireless, Inc. and Investor.
         10.03 Form of Registration Rights Agreement, by and between the ERF Wireless, Inc. and Investor.
         10.04 Form of Stock Purchase Agreement, by and between ERF Wireless, Inc. and Investor.
         99.1                       Press release issued September 19, 2005.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             ERF WIRELESS, INC.




                                             By: /s/ R. Greg Smith
                                                 -----------------------------
                                                 R. Greg Smith
                                                 Chief Executive Officer




DATE: September 19, 2005